                                                              Exhibit 99.906CERT

                     N-CSR FORM OF SECTION 906 CERTIFICATION

     THE FOLLOWING CERTIFICATION IS PROVIDED BY THE UNDERSIGNED CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF EQUITRUST SERIES FUND, INC. ON THE BASIS OF SUCH OFFICERS' KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

                                  CERTIFICATION

     In connection with the Semi-Annual Report of EquiTrust Series Fund, Inc. (the "Company") on Form N-CSR for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on Form N-CSR (the "Report"), we, Dennis M. Marker and James W. Noyce, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ Dennis M. Marker
                                            ------------------------------------
                                            Name:   Dennis M. Marker
                                            Title: Chief Executive Officer
                                            Date:     3/22/04
                                                  ---------------


                                                     /s/ James W. Noyce
                                            ------------------------------------
                                            Name:   James W. Noyce
                                            Title: Chief Financial Officer
                                            Date:     3/18/04
                                                  ---------------